ANNUAL REPORT
--------------------------------------------------------------------------------

                                  Balanced Fund
--------------------------------------------------------------------------------

                                December 31, 1996

================================================================================


Report Highlights
--------------------------------------------------------------------------------

* The stock market provided another 20%-plus gain in 1996, while bond market returns were modest.

* The Balanced Fund returned 8.77% and 14.57% for the 6- and 12-month periods ended December 31, respectively, exceeding its peer group but slightly lagging the unmanaged index portfolio in both periods.

* The stock portion of the portfolio garnered strong performance from large-company stocks, which led the overall equity market. The bond portion again got solid results from high-yield (lower-quality) bonds.

* We expect stocks to advance at a much slower pace in 1997, while bond returns should come mostly from income rather than capital appreciation.

Fellow Shareholders
--------------------------------------------------------------------------------

     The resilient stock market shrugged off rising interest rates earlier in 1996 and a midyear correction to notch its second consecutive gain of more than 20%. Bonds had a seesaw year, with prices dropping in the first half due to a surging economy and inflation concerns but recovering some ground over the last six months as the economy cooled and inflation fears subsided.

     The broad stock market, as measured by the Standard & Poor's 500 Stock Index, gained 11.68% over the last six months to finish with a full-year return of nearly 23%. After a negative return in the first half, the Lehman Aggregate Bond Index recovered somewhat in the last six months to post a modest full-year return of 3.6%.

================================================================================
Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 12/31/96                                 6 Months       12 Months
--------------------------------------------------------------------------------
Balanced Fund                                             8.77%          14.57%
Lipper Balanced Fund Index                                8.34           13.01
Combined Index Portfolio *                                9.02           14.97
--------------------------------------------------------------------------------
* An unmanaged portfolio of 60% stocks (S&P 500) and 40% bonds (Lehman Aggregate Bond Index).
================================================================================

     Your fund's balanced approach, with 59% of assets in stocks and 41% in fixed-income securities, paid off with a respectable 14.57% return in 1996. Large-company stocks and high-yield bonds contributed significantly to performance. As shown in the table, the fund exceeded the Lipper index of similar funds for the last six months and the full year but slightly lagged the unmanaged index portfolio in both periods.

YEAR-END DISTRIBUTIONS
--------------------------------------------------------------------------------

     Your Board of Directors declared a fourth quarter dividend of $0.12 per share and a long-term capital gain of $0.10, payable on December 30 to shareholders of record on December 26. You should have received a check or statement reflecting these distributions as well as your Form 1099-DIV reporting them for tax purposes.

MARKET ENVIRONMENT
--------------------------------------------------------------------------------

     Market volatility picked up significantly in 1996, returning to normal levels after several unusually calm years. The economy soared to an annualized growth rate of 4.7% in the second calendar quarter, fanning fears of inflation. In response, bond yields moved up sharply, with the benchmark 30-year Treasury bond yield rising to a high of just over 7% in June. However, after the economy slowed to a 2.1% growth rate in the third quarter, rates fell back, with the long bond yield finishing the year at 6.6%.

     Over the last two years, the stock market (as measured by the S&P 500) returned 69%, one of its best back-to-back advances ever. After enduring a modest correction in the summer as investors grew concer ned about high valuations and some earnings disappointments, stocks rallied st rongly over the second half, buoyed by moderate economic growth, subdued inflation, and strong cash flows into equity mutual funds. Large companies, which represent 38% of your fund's assets, overtook their smaller brethren over the last six months and for the full year as investors sought the relative safety and better earnings momentum of bigger companies. Natural resources companies also had a good year due mostly to rising oil and natural gas prices.

     While slowing over the last six months, many foreign equity markets posted decent gains for the year, though not quite as exuberant as the U.S. market. Individual countries in Europe, Latin America, and Asia surged to double-digit returns, although Japan was again disappointing. As in the U.S., larger international companies outperformed their smaller counterparts and companies based in emerging markets.

     The best-performing sector of the bond market for the year was high-yield bonds, which are more sensitive to the direction of the economy and the stock market than to interest rates. Since rates ended the year slightly higher, bond returns came entirely from income rather than capital appreciation. Hence, higher-yielding corporate and mortgage-backed securities outperformed Treasuries for the full year.

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

     Over the last six months, the fund inched closer to its long-term target of 60% stocks and 40% bonds. By maintaining an even keel, the fund should provide attractive returns over the long haul while avoiding the extreme highs and lows of the stock and bond markets. The past year was a case in point. While not rising as high as the broad stock market, the fund averted the disappointing returns of the bond market to post a respectable overall return.

     The pie chart shows the fund's security diversification as of year-end. There were few changes from six months ago. Our biggest exposure continued to be in large-company stocks, which led the market advance for all of 1996 despite lagging small companies in the first half. Our international exposure rose slightly to 15% of assets. Our bond holdings are fairly evenly spread among mortgage-backed issues, corporates, and government bonds. The fund remains fully invested, with just 2% of assets in cash reserves.

     Overall, the fund remains neutral on stocks and bonds, very close to the 60%/40% mix of the combined index portfolio. While we do not want to be overly cautious, this is not a time to be aggressive on stocks, given the market's high valuations. Our biggest deviation from the index is our foreign exposure, since the index contains only domestic securities.

     Over the last six months, we increased our exposure to high-yielding real estate investment trusts (REITs), including Security Capital Industrial Trust and Patriot American Hospitality, which boast good growth prospects and should perform well if the market slows down or experiences a decline. Other new holdings include St. Paul Companies, a property and casualty insurer, and Reynolds Metals, the world's second - largest aluminum producer.

     Our best performer was Intel, now our second-largest equity holding. The stock soared 75% during the second half due to the growing dominance of the Pentium chip in personal computers, both here and abroad. Compaq Computer also benefited from the vibrant market for personal computers, rising about 50%.

     Our bank holdings also did well. Chase Manhattan (following its merger with Chemical Banking), KeyCorp, and BankAmerica all posted returns in excess of 30%, well ahead of the S&P 500 in the second half. Boeing moved steadily higher, propelled by numerous new orders and its announced acquisition of McDonnell Douglas, which should firmly cement its position as the world's largest aircraft manufacturer.

     Of course, not all of our holdings did well. The utility sector was weak again. Rising interest rates were the main culprit, although the nationwide push for more competition in the consumer power market hurt electric utilities. AT&T, one of the fund's biggest holdings, fell amid confusion and competition in the long-distance market. PepsiCo was hurt by earnings disappointments, mostly related to problems in its South American beverage operations. After a strong first half, many retailers stumbled over the last six months, particularly Tandy and The Gap.

==============================
we continue to rely on foreign
stocks for diversification ...
------------------------------

     While our international holdings performed well in the second half, they slightly lagged the energetic U.S. market. Nevertheless, we continue to rely on foreign stocks for diversification away from the domestic equity market, where valuations have reached high levels. The best major market in the second half was the U.K., where the combination of stock returns plus the strength in the pound produced a gain in excess of 20%. Two U.K. banks, Barclay's and HSBC Holdings (which operates primarily in Hong Kong), were strong performers. The fund also benefited from robust markets in Hong Kong and the Netherlands, which account for a significant part of our foreign exposure. Getronics, a Dutch data processing services concern, and Cheung Kong Holdings, a real estate developer and investment company, provided solid gains.

     The bond part of your portfolio continued to benefit from its exposure to high-yield bonds, which outperformed other fixed income securities over the last six months and for the entire year. We held nearly 7% of fund assets in high-yield, noninvestment-grade bonds, mainly single-B and double-B rated issues, the upper echelon of the noninvestment-grade universe. The high-yield sector returned more than 9% in the second half, bolstered by sustained economic and corporate earnings growth.

     We remained overweighted (as compared with the combined index portfolio) in investment-grade corporate and mortgage-backed securities. This strategy proved beneficial because these sectors outperformed Treasuries and other government obligations over the last six months.

     Given mixed signals on the economy and inflation, we maintained a neutral stance on interest rates by keeping the overall effective duration of our fixed income portfolio essentially in line with our competitor funds. (Duration is a measure of a fund's price sensitivity to interest rate changes.) While the economy appeared strong, portending a rise in rates, inflation remained low, creating the possibility of lower rates. The drop in interest rates over the last six months helped your bond portfolio generate reasonable returns.

OUTLOOK
--------------------------------------------------------------------------------

     We expect the conditions underlying the financial markets to stay pretty much the same in 1997: low unemployment, relatively benign inflation, and moderate economic growth, on the order of 2.5%. The U.S. stock market should continue to advance, but at a slower pace than the past two years.

     The domestic bond market could also provide moderate returns. Until growth slows significantly or inflation picks up, we expect long-term Treasury yields to fluctuate in a range of 6% to 7%. In this environment, bond returns should come mostly from income rather than capital appreciation.

     Foreign equities appear to offer better value right now than their U.S. counterparts. Many foreign countries are in earlier stages of economic recoveries and hold the potential for more sustainable growth in corporate earnings.

     As always, the Balanced Fund will remain well diversified in an effort to capture good long-term returns with less volatility than more concentrated portfolios. Thanks to all our shareholders for your support.

Respectfully submitted,

[Signature]

Richard T. Whitney
President and Chairman of the Investment Advisory Committee

January 20, 1997

================================================================================
Sticking To Your Game Plan
--------------------------------------------------------------------------------

[Chart showing TIME REDUCES VOLATILITY OF MARKET RETURNS]

     In our report to you one year ago, we mentioned the possibility of a modest decline in stock prices. In fact, from May to July 1996, the broad market (as measured by the Standard & Poor's 500 Stock Index) fell around 7%. However, the bull market resumed its charge to post a robust 23% gain for the year.

     Some believe the market is poised for a significant downturn. We do not expect a major drop in stock prices in 1997, although another modest pullback is possible. On balance, we expect stocks to advance at a much slower pace.

     How should you prepare for a potential market pullback? As always, our advice is to diversify your investments and focus on the long term. If you've implemented a sound investment strategy, stay the course. Stocks have historically overcome periods of volatility to provide better returns than most other investments. Market corrections can even have a silver lining because they result in good buying opportunities.

     Furthermore, the volatility of stock market returns has diminished significantly over longer time frames. The chart shows the best and worst annualized returns on stocks over various rolling time periods between 1950 and 1996. (For instance, there were 37 rolling 10-year periods: 1950-1960, 1951-1961, etc.) Investors who held stocks for only one year could have had as much as a 52.6% gain, or as little as a 26.5% loss -- a spread of 79 percentage points. However, investors who held stocks for 10-year periods or longer always overcame interim volatility to post gains for the entire period.

In addition, a well-diversified portfolio can weather volatility better than a more concentrated portfolio over the long term and particularly during market corrections. For example, during last summer's correction, small-company stocks fell nearly 16% while large-company issues dropped 7.3%. However, a portfolio diversified among large U.S. companies (30% of assets), small U.S. companies (15%), foreign companies (15%), intermediate-term Treasury bonds (30%), and Treasury bills (10%) would have lost a smaller 5.2% of its value. {1}

Above all,  remember  that  investing is a  long-distance  race,  not a sprint.
--------------------------------------------------------------------------------
{1} Ned Davis Research.
================================================================================

Portfolio Highlights
================================================================================
LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets

Stocks                                                                 12/31/96
--------------------------------------------------------------------------------
GE                                                                         0.9%
Intel                                                                      0.8
American International Group                                               0.7
British Petroleum                                                          0.6
Procter & Gamble                                                           0.6
Chase Manhattan                                                            0.6
Coca-Cola                                                                  0.6
Mobil                                                                      0.5
Getronics                                                                  0.5
AT&T                                                                       0.5
--------------------------------------------------------------------------------
Total                                                                      6.3%
================================================================================
                                                                     Percent of
                                                                     Net Assets
Bonds                                                                  12/31/96
--------------------------------------------------------------------------------
U.S. Treasury                                                              9.9%
Ginnie Mae                                                                 9.8
Fannie Mae                                                                 2.5
Freddie Mac                                                                0.6
Security Benefit Life                                                      0.4
MBNA                                                                       0.4
Discover Card                                                              0.4
Santander Financial Issuances                                              0.3
Fairfax Financial Holdings                                                 0.3
Boeing                                                                     0.3
--------------------------------------------------------------------------------
Total                                                                     24.9%
================================================================================

Portfolio Highlights
================================================================================
SECTOR Diversification
                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           6/30/96      12/31/96
================================================================================
Stocks*
--------------------------------------------------------------------------------
Consumer Nondurables                                         11.1%         11.7%
Financial                                                     9.3          11.3
Consumer Services                                             5.9           5.5
Energy                                                        4.5           5.3
Technology                                                    4.8           5.1
Utilities                                                     4.6           5.1
Capital Equipment                                             3.3           4.1
Process Industries                                            3.2           3.4
Business Services                                             3.1           3.3
Consumer Cyclicals                                            2.6           3.2
Basic Materials                                               0.6           0.8
Conglomerates                                                 0.3           0.1
Stock Index Futures                                           3.9            --
--------------------------------------------------------------------------------
Total                                                        57.2%         58.9%

Bonds and Reserves
U.S. Government and Agency Bonds
    U.S. Treasury Obligations                                12.8%          9.9%
    Mortgage-Backed                                          10.1           9.5
    Other U.S. Gov't. and Agencies                            1.4           2.8
    Agency-Backed CMOs                                        0.2           0.5
    Project Loans                                             0.4           0.3
Corporate and Other
    Investment Grade                                          7.8%          9.4%
    Noninvestment Grade                                       7.1           6.7
Reserves                                                      3.0           2.0
--------------------------------------------------------------------------------
Total                                                        42.8%         41.1%
================================================================================
*    Includes foreign securities

================================================================================
Performance Comparison
--------------------------------------------------------------------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

[Balanced Fund SEC Chart Shown Here]

Average Annual Compound Total Return

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

================================================================================
Periods Ended 12/31/96            1 Year      3 Years      5 Years      10 Years
Balanced Fund                     14.57%       11.91%       11.34%        11.01%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================

                                           For a share outstanding throughout each period
====================================================================================================================================
Financial Highlights ^
                                               Year                                                  Two Months           Year
                                              Ended                                                       Ended          Ended
                                           12/31/96       12/31/95       12/31/94       12/31/93       12/31/92       10/31/92
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE
Beginning of period ...............      $    13.22     $    11.14     $    12.02     $    11.07     $    10.86     $    11.43

Investment activities
      Net investment income .......            0.51           0.48           0.43         0.40 *         0.06 *           0.33
      Net realized and
      unrealized gain (loss) ......            1.38           2.24          (0.68)          1.05           0.29           0.86
      Total from
      investment activities .......            1.89           2.72          (0.25)          1.45           0.35           1.19

Distributions
      Net investment income .......           (0.50)         (0.47)         (0.43)         (0.39)         (0.09)         (0.58)
      Net realized gain ...........           (0.13)         (0.17)         (0.20)         (0.11)         (0.05)         (1.18)
      Total distributions .........           (0.63)         (0.64)         (0.63)         (0.50)         (0.14)         (1.76)

NET ASSET VALUE
End of period .....................      $    14.48     $    13.22     $    11.14     $    12.02     $    11.07     $    10.86
Ratios/Supplemental Data
Total return ......................           14.57%         24.88%         (2.05)%     13.35% *        3.32% *          11.20%
Ratio of expenses to
average net assets ................            0.87%          0.95%          1.00%       1.00% *        1.00% *+          1.03%
Ratio of net investment
income to average
net assets ........................            3.70%          3.87%          3.72%       3.45% *        3.85% *+           4.07%
Portfolio turnover rate ...........            22.3%          12.6%          33.3%        8.7%          58.0% +           207.7%
Average commission
rate paid .........................      $   0.0405             --             --          --             --                 --
Net assets, end of period
(in thousands) ....................      $  875,973     $  608,088     $  392,003     $  340,800     $  250,035     $  239,195
------------------------------------------------------------------------------------------------------------------------------------

*    Excludes expenses in excess of a 1.00% voluntary expense limitation in effect through 12/31/94.
+    Annualized.
^    All share and per share figures have been restated to reflect the  reorganization  of the fund  effective  August 31, 1992. The information provided for the period ended October 31 represents the activities of Axe-Houghton Fund B, as restated.

====================================================================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Net Assets
--------------------------------------------------------------------------------
                                                     Shares/Par            Value
In thousands
--------------------------------------------------------------------------------
Common Stocks & Warrants  58.2%
FINANCIAL  10.6%
Bank and Trust  5.7%
Abbey National (GBP) .....................................    124,000    $ 1,625
Air Liquide (L) (FRF) ....................................      5,500        859
AmSouth Bancorporation ...................................      5,400        261
Australian & New Zealand Banking ADR .....................     21,500        669
Banca Commerciale Italiana (ITL) .........................    210,000        382
Banco de Bilbao Vizcaya ADR ..............................     20,000      1,068
Banco Frances del Rio ADR ................................     34,500        949
Bancorp Hawaii ...........................................      4,100        172
Bank of Boston ...........................................      7,700        495
BankAmerica ..............................................     27,000      2,693
Bankgesellschaft Berlin (DEM) ............................     57,000      1,037
Barclay's (GBP) ..........................................    101,278      1,736
Central Fidelity Banks ...................................      9,450        246
Charter One Financial ....................................      9,576        403
Chase Manhattan ..........................................     55,040      4,912
Citicorp .................................................     35,000      3,605
Compass Bancshares .......................................      6,200        248
CoreStates Financial .....................................      6,370        330
Crestar Financial ........................................      3,200        238
Deutsche Bank (DEM) ......................................     18,700        877
Deutsche Bank, warrants, 6/30/97 (DEM) * .................        200          3
Development Bank of Singapore (SGD) ......................     64,000        864
First American ...........................................      7,800        451
First Security ...........................................     11,100        376
First Tennessee National .................................      3,600        135
First Union ..............................................     25,000      1,850
First USA ................................................      7,000        242
First Virginia Banks .....................................      5,700        273
Grupo Financiero Bancomer ADR (144a) * ...................     20,000        160
HSBC Holdings (GBP) ......................................    104,000      2,325
J. P. Morgan .............................................     20,000      1,953
KeyCorp ..................................................     50,000      2,525
Kredietbank (BEF) ........................................      2,500        820
Mellon Bank ..............................................     18,750    $ 1,331
Mercantile Bancorporation ................................      4,200        216
NationsBank ..............................................     35,368      3,457

Norwest ..................................................     30,000      1,305
Old Kent Financial .......................................      5,953        284
Overseas Chinese Bank (SGD) ..............................     56,000        696
Regions Financial ........................................      9,100        470
Union Bank of Switzerland, bearer shares (CHF) ...........      1,400      1,227
Schweizerischer Bankverein (CHF) .........................      8,440      1,605
Schweizerischer Bankverein, warrants, 6/30/98 (CHF) * ....        240          2
Societe Generale (FRF) ...................................      7,018        759
Societe Generale de Belgique (BEF) .......................      8,500        667
SouthTrust ...............................................      9,500        331
Star Banc ................................................      6,300        579
Summit Bancorp ...........................................      4,200        184
U. S. Bancorp ............................................     18,522        832
Washington Federal .......................................     18,590        488
Westpac Bank (AUD) .......................................     90,000        512
                                                                          49,727

Insurance  2.2%
Aetna ..........................................           2,695             216
American General ...............................          48,000           1,962
American International Group ...................          53,100           5,748
CKAG Colonia Konzern (DEM) .....................           6,000             495
Conseco ........................................           5,800             370
Equitable Companies ............................           9,400             231
Horace Mann Educators ..........................          10,200             412
John Alden Financial ...........................           8,000             148
MAIC Holdings * ................................           8,588             291
MBIA ...........................................           3,100             314
MGIC Investment ................................          11,600             882
Ohio Casualty ..................................           5,100             182
Old Republic International .....................           7,050             189
Progressive Corporation ........................           4,200             283
St. Paul Companies .............................          33,000           1,935
Sunamerica .....................................           8,100             359
Torchmark ......................................          39,300           1,985
UNUM ...........................................          50,000           3,612
                                                                          19,614

Financial Services 2.7%
A.G. Edwards ..............................            13,475            $   453
ADVANTA ...................................             4,500                192
ADVANTA (Class B) .........................             5,550                226
AMBAC .....................................            11,100                737
American Express ..........................            40,000              2,260
AXA (FRF) .................................            15,000                954
Countrywide Credit ........................           113,925              3,261
DCB Holdings (MYR) ........................           185,000                634
Fannie Mae ................................            78,000              2,905
Green Tree Financial ......................            21,400                827

H&R Block .................................            30,900                896
Household International ...................            24,000              2,214
ING Groep (NLG) ...........................            51,674              1,862
Medaphis * ................................            14,600                163
Mercury Finance ...........................            18,600                228
Pearson (GBP) .............................           150,000              1,915
Presstek * ................................            15,000              1,069
Salomon ...................................             6,800                320
Travelers Group ...........................            52,665              2,390
United Asset Management ...................            16,000                426
                                                                          23,932
Total Financial ...........................                               93,273

UTILITIES  5.1%
Telephone  3.3%
Ameritech ..............................................      24,000       1,455
AT&T ...................................................      97,200       4,228
Bell Atlantic ..........................................      18,100       1,172
BellSouth ..............................................      97,000       3,916
British Telecommunications ADR .........................      20,000       1,373
Compania de Telecomunicaciones de Chile ADR4,000 .......         405
COMSAT .................................................       4,900         121
Frontier ...............................................       8,000         181
GTE ....................................................      50,600       2,302
Hong Kong Telecommunications ADR .......................      37,288         606
Pacific Telesis ........................................      46,300       1,702
SBC Communications .....................................      54,400     $ 2,815
Southern New England Telecommunications ................       4,900         190
Telecom Corporation of New Zealand (NZD) ...............     520,000       2,654
Telecom Italia (ITL) ...................................     571,000       1,483
Telecom Italia Mobile (ITL) ............................     571,000       1,447
Telefonica de Espana ADR ...............................      12,000         831
Telekom Malaysia (MYR) .................................      70,000         624
Telmex ADR .............................................      30,000         990
U S WEST Media * .......................................      20,000         370
                                                                          28,865

Electric Utilities  1.8%
Duke Power ..........................................        27,400        1,267
Edison International ................................       104,000        2,067
Electrabel (BEF) ....................................         2,400          568
Empresa Nacional de Electricidad ADR ................        12,200          854
Empresa Nacional de Electricidad Chile ADR ..........        20,000          310
Entergy .............................................        53,000        1,471
FPL Group ...........................................        25,600        1,178
Hong Kong Electric (HKD) ............................       200,000          665

Niagara Mohawk * ....................................       102,500        1,012
Ohio Edison .........................................        75,000        1,706
Public Service of New Mexico * ......................        50,000          981
Texas Utilities .....................................        20,000          815
Unicom ..............................................        67,000        1,817
VEBA (DEM) ..........................................        19,000        1,099
                                                                          15,810
Total Utilities .....................................                     44,675

CONSUMER NONDURABLES  11.7%
Cosmetics  0.2%
International Flavors & Fragrances ..............         11,700             527
Kao (JPY) .......................................         87,000           1,014
                                                                           1,541

Beverages 1.6%
Anheuser-Busch ..................................         64,000           2,560
Coca-Cola .......................................         92,600           4,873
LVMH (FRF) ......................................          9,541           2,665
PepsiCo .........................................        100,400         $ 2,937
Starbucks * .....................................         24,400             698
                                                                          13,733

Food Processing 2.2%
Archer Daniels Midland ..........................         64,165           1,411
Cadbury Schweppes ADR ...........................         31,586           1,078
ConAgra .........................................         24,900           1,239
CPC International ...............................         12,900           1,000
CSM (NLG) .......................................         17,000             945
Danisco (DKK) ...................................         16,000             972
Earthgrains .....................................          1,280              67
Eridania Beghin-Say (FRF) .......................          4,000             644
General Mills ...................................         29,300           1,857
Heinz ...........................................         77,000           2,753
Kellogg .........................................          3,100             203
McCormick .......................................         10,300             243
Nestle (CHF) ....................................          1,684           1,808
Ralston Purina ..................................         23,204           1,702
Sara Lee ........................................         80,800           3,010
Universal Foods .................................          7,100             250
                                                                          19,182

Hospital Supplies/Hospital Management 1.3%
Abbott Laboratories ................................       58,800          2,984
Allegiance .........................................        8,000            221
Baxter International ...............................       40,000          1,640
Columbia/HCA Healthcare ............................       55,500          2,262
Health Management (Class A) * ......................       36,112            813
HealthCare COMPARE * ...............................       12,900            548
Hillenbrand Industries .............................       11,600            421
Humana * ...........................................       22,400            428
Medtronic ..........................................       16,000          1,088
St. Jude Medical * .................................       26,000          1,108
                                                                          11,513

Pharmaceuticals 3.7%
American Home Products .............................       56,600          3,318
Amgen * ............................................       49,600          2,700
Astra (SEK) ........................................       30,000          1,447
Bristol-Myers Squibb ...............................       38,400          4,176
Chiron * ...........................................        3,704        $    69
Forest Laboratories * ..............................        4,500            147
Gehe (DEM) .........................................       11,250            720
Glaxo Wellcome ADR .................................       30,400            965
IDEXX Laboratories * ...............................       11,800            426
Merck ..............................................       35,500          2,813
Novartis (CHF) .....................................        1,386          1,588
Perrigo * ..........................................        9,900             89
Pfizer .............................................       48,600          4,028
Pharmacia & Upjohn .................................       60,000          2,378
SmithKline Beecham ADR .............................       61,200          4,162
Takeda Chemical Industries (JPY) ...................       72,000          1,511
Warner-Lambert .....................................       27,000          2,025
                                                                          32,562

Health Care Services  0.3%
Altana AG (DEM) * .............................           1,000              779
Olsten ........................................           4,118               62
United HealthCare .............................          37,700            1,696
                                                                           2,537

Miscellaneous Consumer Products 2.4%
Arctic Cat ....................................           2,550               25
Benetton Group (ITL) ..........................          38,000              481
Bridgestone (JPY) .............................          69,000            1,311
Burlington Industries * .......................          17,700              195
Colgate-Palmolive .............................          30,100            2,777
CUC International * ...........................          23,499              558
Duracell International ........................           6,900              482

Fruit of the Loom (Class A) * .................           3,300              125
Grand Metropolitan ADR ........................          16,000              506
Hanson ADR ....................................          63,000              425
Huhtamaki (FIM) ...............................          10,000              467
Imperial Tobacco Group ADR * ..................          15,750              201
Jones Apparel Group * .........................          33,600            1,256
Kuraray (JPY) .................................         127,000            1,173
Lion Nathan (NZD) .............................         175,000              419
Philip Morris .................................           2,500              282
Philips N.V. ADR ..............................          31,200            1,248
Procter & Gamble ..............................          49,400            5,311
Service Corp. .................................          74,600          $ 2,089
Springs Industries ............................          39,700            1,707
Tambrands .....................................           9,500              388
                                                                          21,426
Total Consumer Nondurables ....................                          102,494

CONSUMER SERVICES  5.5%
Restaurants  0.0%
Darden Restaurants .........................             6,300                55
                                                                              55

General Merchandisers 1.7%
Carrefour (FRF) ............................             2,000             1,301
Dayton Hudson ..............................            86,100             3,379
Marui (JPY) ................................            53,000               957
May Department Stores ......................            51,400             2,403
PriceCostco * ..............................           100,000             2,519
Tesco (GBP) ................................           202,143             1,229
TJX ........................................            44,000             2,085
Wal-Mart ...................................            51,400             1,176
                                                                          15,049

Specialty Merchandisers  1.4%
Callaway Golf .....................................        13,000            374
Circuit City Stores ...............................        65,900          1,985
Fingerhut Companies ...............................         8,000             98
Gymboree * ........................................         8,400            191
Heilig-Meyers .....................................         4,500             73
Kohl's * ..........................................        18,600            730
Kroger * ..........................................        50,000          2,325
Payless Shoesource * ..............................         8,224            309
Petrie Stores Liquidation Trust * .................        33,500             90
R. P. Scherer * ...................................         5,600            281

Safeway * .........................................        12,600            539
Staples * .........................................        18,225            329
The Gap ...........................................        79,200          2,386
Toys "R" Us * .....................................        59,100          1,773
Viking Office Products * ..........................        32,000            854
                                                                          12,337

Entertainment and Leisure 1.4%
Applebee's ........................................        10,600        $   290
Brinker * .........................................         8,775            140
Buffets * .........................................         6,200             56
Casino America * ..................................        10,794             34
Chartwell Leisure * ...............................         1,080             14
Checkers Drive-In Restaurants * ...................         6,750             12
Disney ............................................        48,139          3,352
HFS * .............................................        21,600          1,291
Hutchison Whampoa (HKD) ...........................       390,000          3,063
International Game Technology .....................         9,000            164
McDonald's ........................................        10,000            453
Reader's Digest (Class A), non-voting .............        35,000          1,409
Sbarro ............................................        37,500            956
Sharp (JPY) .......................................        72,000          1,026
Viacom (Class A) * ................................         4,500            155
                                                                          12,415

Media and Communications  1.0%
A. H. Belo (Class A) .............................          6,800            237
A.C. Nielson * ...................................          4,700             71
Banta ............................................         13,500            306
Cognizant ........................................         14,100            465
Comcast (Class A Special) ........................         40,000            713
Dun & Bradstreet .................................         14,100            335
Elsevier (NLG) ...................................         50,000            846
Gannett ..........................................         13,800          1,033
Gaylord Entertainment ............................         10,584            242
International CableTel * .........................         11,999            301
McGraw-Hill ......................................         32,200          1,485
Time Warner ......................................         29,000          1,087
U S WEST Communications ..........................         20,000            645
Vanguard Cellular * ..............................         11,850            185
Vodafone ADR .....................................         20,000            828
                                                                           8,779
Total Consumer Services ..........................                        48,635

CONSUMER CYCLICALS 3.2%
Automobiles and Related 1.0%
Breed Technologies ...............................          5,600         $  146
Cycle & Carriage (SGD) ...........................         50,000            611
Ford Motor .......................................          6,530            208
Gentex * .........................................         18,200            366
Genuine Parts ....................................         54,650          2,432
GM ...............................................         30,000          1,673
Honda ADR ........................................         19,800          1,121
Pep Boys .........................................          7,100            218
Superior Industries International ................          8,000            185
TRW ..............................................         30,000          1,485
                                                                           8,445

Building and Real Estate 1.0%
Cheung Kong Holdings (HKD) .......................        283,000          2,516
City Developments (SGD) ..........................         50,000            450
DBS Land (SGD) ...................................        600,000          2,208
Hopewell Holdings (HKD) ..........................        948,339            613
Patriot American Hospitality, REIT ...............         50,000          2,156
Texas Industries .................................          4,700            238
USG * ............................................         14,600            495
                                                                           8,676

Miscellaneous Consumer Durables  1.2%
Black & Decker ..............................           36,000             1,085
Corning .....................................           30,000             1,388
Eastman Kodak ...............................           21,700             1,741
Harley-Davidson .............................            3,800               179
Masco .......................................           49,900             1,796
Ricoh (JPY) .................................          100,000             1,148
Roussel UCLAF (FRF) .........................            2,900               853
Scotts (Class A) * ..........................           10,000               199
Tandy .......................................           20,000               880
Valspar .....................................           18,100             1,025
York International ..........................            2,600               145
                                                                          10,439
Total Consumer Cyclicals ....................                             27,560

TECHNOLOGY 5.1%
Electronic Components 1.4%
Altera * ....................................            9,000           $   654
EMC * .......................................           11,500               381
Intel .......................................           54,400             7,123
Linear Technology ...........................           35,800             1,571
Micron Technology ...........................            9,400               274
Molex .......................................            9,765               382

Motorola ....................................           20,000             1,227
Thermo Electron .............................            9,787               404
Vicor * .....................................           12,000               200
Xilinx * ....................................           12,600               464
                                                                          12,680

Electronic Systems 0.6%
Applied Materials * .........................           10,000               359
Hewlett-Packard .............................           67,000             3,367
Honeywell ...................................           20,000             1,315
Solectron * .................................            4,800               256
                                                                           5,297

Information Processing  0.8%
Adaptec * ......................................          14,000             561
COMPAQ Computer * ..............................          50,000           3,712
Hitachi ADR ....................................          11,900           1,101
IBM ............................................          10,000           1,510
Imation ........................................           1,800              50
Storage Technology * ...........................           5,000             238
                                                                           7,172

Specialized Computer 0.4%
Silicon Graphics * .............................          14,700             375
Sun Microsystems * .............................         108,000           2,774
                                                                           3,149

Telecommunications Equipment 0.9%
Bay Networks * .................................           7,177             150
Cox Communications (Class A) * .................          50,000           1,156
LM Ericsson (Class B) ADR ......................          54,000           1,630
Lucent Technologies ............................          15,296             708
Novell * .......................................          45,600             432
PictureTel * ...................................           8,800          $  228
Telecomunicacoes Brasileiras ADR ...............          20,000           1,530
Tellabs * ......................................          23,200             874
World Com * ....................................          36,800             959
                                                                           7,667

Aerospace and Defense 1.0%
AlliedSignal ...................................          36,000           2,412
Boeing .........................................          31,000           3,298
Northrop .......................................          30,000           2,483
United Technologies ............................           9,400             620
                                                                           8,813
Total Technology ...............................                          44,778

CAPITAL EQUIPMENT  4.1%
Electrical Equipment 3.1%
ABB AG (CHF) ......................................           775            964
American Power Conversion * .......................        10,300            281
Canon (JPY) .......................................        40,000            884
Emerson Electric ..................................        28,100          2,719
GE ................................................        75,400          7,455
Getronics (NLG) ...................................       166,444          4,521
Hubbell (Class A) .................................         8,000            304
Hubbell (Class B) .................................        80,252          3,471
Matsushita Electric Works (JPY) ...................       100,000            861
Mitsubishi Electric (JPY) .........................       136,000            810
Siemens (DEM) .....................................        13,000            613
Thermo Instrument Systems * .......................         8,156            270
Tomkins ADR .......................................        30,000            555
Tyco International ................................        50,000          2,644
Westinghouse ......................................        30,780            612
                                                                          26,964

Machinery 1.0%
Caterpillar .......................................        25,000          1,881
Coltec Industries * ...............................        29,900            564
Deere .............................................        18,000            731
DII Group * .......................................           160              4
FMC * .............................................        12,000            842
Foster Wheeler ....................................         4,600        $   171
GKN (GBP) .........................................        45,000            772
Imo Industries * ..................................         2,800              9
Kennametal ........................................        11,400            443
Man (DEM) .........................................         2,500            606
SIG Schweis (CHF) .................................           520          1,317
Stewart & Stevenson ...............................         6,300            183
Teleflex ..........................................         5,000            261
TriMas ............................................        30,300            723
Valmet (FIM) ......................................        32,000            563
                                                                           9,070
Total Capital Equipment ...........................                       36,034

BUSINESS SERVICES AND TRANSPORTATION 3.3%
Computer Service and Software 1.1%
Amtech * ..........................................         3,625             24
BMC Software * ....................................        20,000            831
Computer Associates ...............................        44,325          2,205
Electronic Arts * .................................         7,500            225
Electronic Data Systems ...........................        44,223          1,913
HBO ...............................................        13,200            784
Informix * ........................................        18,400            376

Micro Warehouse * .................................         5,600             65
Oracle * ..........................................        28,000          1,167
Parametric Technology * ...........................        23,200          1,193
SunGard Data Systems * ............................        13,200            526
Sybase * ..........................................         7,000            117
                                                                           9,426

Distribution Services 0.0%
Cardinal Health ...................................         5,437            317
                                                                             317

Environmental 0.0%
Mid-American Waste Systems * ......................        12,000              5
Molten Metal Technology * .........................        11,900            141
                                                                             146

Transportation Services 0.3%
Landstar Systems * ................................        40,000            920
Mitsubishi Heavy Industries (JPY) .................       137,000          1,088
United Engineers Berhad (MYR) * ...................       100,000        $   903
                                                                           2,911

Miscellaneous Business Services  0.8%
BAA (GBP) ..........................................        85,000           705
Browning-Ferris ....................................        25,000           656
Cintas .............................................         3,600           212
Equifax ............................................        17,800           545
GTECH * ............................................         4,500           144
Manpower ...........................................        12,200           397
Merrill ............................................         5,000           116
Omnicom ............................................        13,400           613
Paychex ............................................        18,675           961
Sime Darby Berhad (MYR) ............................       200,000           788
WMX Technologies ...................................        47,200         1,540
                                                                           6,677

Airlines 0.6%
AMR * ..............................................        20,000         1,763
Atlantic Southeast Airlines ........................         4,200            92
KLM (NLG) ..........................................        23,000           647
Mesa Air Group * ...................................        17,300           119
Singapore Airlines (SGD) ...........................        80,000           726
UAL ................................................        30,000         1,875
                                                                           5,222

Railroads 0.5%
Burlington Northern Santa Fe .......................        15,100         1,304
CSX ................................................        19,600           828
Illinois Central, Series A .........................        14,850           475
Union Pacific ......................................        14,000           842
Wisconsin Central Transportation * .................        20,400           809
                                                                           4,258
Total Business Services and Transportation .........                      28,957

ENERGY 5.3%
Energy Services 0.9%
El Paso Natural Gas ................................         9,383           474
Elf Aquitaine (FRF) ................................         9,000           819
Halliburton ........................................        26,271         1,583
Helmerich & Payne ..................................        20,000         1,042
Highlands Insurance Group * ........................         2,300        $   47
Schlumberger .......................................        30,100         3,006
Smith International * ..............................        18,300           821
Witco ..............................................         5,400           165
                                                                           7,957

Exploration and Production  0.1%
Enron Oil & Gas ...................................         6,600            166
Ultramar Diamond Shamrock .........................         9,100            288
Union Pacific Resources ...........................        11,857            347
                                                                             801

Gas Transmission 0.5%
Enron .............................................        50,000          2,156
ENSERCH ...........................................        14,300            329
MCN ...............................................         8,800            254
Questar ...........................................         7,400            272
Sonat .............................................        29,000          1,494
                                                                           4,505

Integrated Petroleum - Domestic1.6%
Amerada Hess ......................................        37,700          2,182
Atlantic Richfield ................................        10,900          1,444
British Petroleum ADR .............................        38,000          5,372
MAPCO .............................................         3,400            116
Phillips Petroleum ................................        42,000          1,859
Santa Fe Energy Resources * .......................        13,900            193
USX-Marathon ......................................       140,000          3,342
                                                                          14,508

Integrated Petroleum - International 2.2%
Chevron ...........................................        39,600          2,574
ENI S.P.A. ADR ....................................        26,600          1,373
Exxon .............................................        40,600          3,979
Mobil .............................................        38,900          4,756
Repsol ADR ........................................        24,000            915
Royal Dutch Petroleum ADR .........................        10,000          1,707
Shell Transport & Trading ADR .....................        11,000          1,126
Texaco ............................................        26,600          2,610
                                                                          19,040
Total Energy ......................................                       46,811

PROCESS INDUSTRIES 3.4%
Diversified Chemicals 0.7%
DuPont ............................................        25,300        $ 2,388
Eastman Chemical ..................................         3,675            203
Monsanto ..........................................        90,500          3,518
                                                                           6,109

Specialty Chemicals 1.6%
3M ................................................        18,000          1,492
A. Schulman .......................................        26,325            648
AKZO Nobel (NLG) ..................................         7,000            957
BASF (DEM) ........................................        34,000          1,310
Bayer AG (DEM) ....................................        30,000          1,228
Crompton & Knowles ................................         3,500             67
Great Lakes Chemical ..............................        25,000          1,169
IVAX ..............................................         5,200             53
Lyondell Petrochemical ............................         7,100            156
McWhorter Technologies * ..........................         1,500             34
Millennium Chemicals * ............................         4,499             80
Morton International ..............................        60,000          2,445
Pall ..............................................         8,533            218
Rohm & Haas .......................................        28,000          2,285
Sumitomo Chemical (JPY) ...........................       175,000            694
Technip (FRF) .....................................        10,000            939
                                                                          13,775

Paper and Paper Products  0.9%
Dai Nippon Printing (JPY) ..........................        67,000         1,174
International Paper ................................        46,000         1,857
Kimberly-Clark .....................................        15,000         1,429
Kimberly-Clark Mexico (Class A) (MXN) ..............        53,000         1,030
Mead ...............................................        15,000           872
Schweitzer Mauduit .................................         1,000            32
Sonoco Products ....................................        12,705           329
Willamette Industries ..............................        12,000           835
                                                                           7,558

Forest Products 0.2%
Georgia-Pacific ....................................        19,000         1,368
Pope & Talbot ......................................         8,200           130
Weyerhaeuser .......................................        12,700        $  602
                                                                           2,100
Total Process Industries ...........................                      29,542

BASIC MATERIALS 0.8%
Metals 0.4%
Alcoa ..............................................        30,000         1,912
Carpenter Technology ...............................         5,400           198
Freeport-McMoRan Copper & Gold (Class A) ...........         9,600           270
Reynolds Metals ....................................        18,000         1,015
                                                                           3,395

Mining 0.3%
CRA Limited (AUD) ..................................        40,000           628
LONRHO (GBP) .......................................       170,000           364
TVX Gold * .........................................       200,000         1,550
                                                                           2,542

Miscellaneous Materials 0.1%
Malayan Cement (MYR) ...............................       250,000           574
Owens-Illinois * ...................................        15,300           348
                                                                             922
Total Basic Materials ..............................                       6,859

CONGLOMERATES 0.1%
ORKLA (NOK) ........................................         7,500           521
Total Conglomerates ................................                         521

Total Common Stocks  & Warrants (Cost $  349,859) ......                 510,139

Preferred Stocks 0.0%
Deutsche Bank, 8.75%, participating certificates (DEM) .          20          15
Total Preferred Stocks (Cost $ 11)......................                      15

Convertible Preferred Stocks 0.7%
Aetna ..................................................         898          71
Security Capital Industrial Trust, REIT ................     225,000       6,188
Total Convertible Preferred Stocks (Cost $5,116)........                   6,259

Convertible Bonds 0.1%
U S West LYONS, Zero Coupon, 6/25/11 ...................  $2,000,000    $    729
Total Convertible Bonds (Cost $667).....................                     729

Corporate Bonds 16.1%

Aames Financial, Sr. Notes, 9.125%, 11/1/03.............     400,000         407
Abbey National First, 8.20%, 10/15/04 ..................   1,205,000       1,292
African Development Bank
                                   7.75%, 12/15/01 .....   1,000,000       1,049
Agricultural Minerals and Chemicals, Sr. Notes
                                   10.75%, 9/30/03 .....   1,000,000       1,087
Airplane Pass Through Trust, 10.875%, 3/15/19 ..........     490,000         548
Alabama Power, 1st Mtg. Notes, 7.00%, 1/1/03 ...........     725,000         726
Allied Waste North America, Sr. Sub. Notes, (144a)
                                   10.25%, 12/1/06 .....     650,000         683
Alpine Group, Sr. Secured Notes, 12.25%, 7/15/03 .......     249,000         269
AMERCO, Sr. Notes, 7.85%, 5/15/03 ......................   1,000,000       1,015
American Home Products, Notes, 7.90%, 2/15/05 ..........   1,500,000       1,598
American Portable Telecom, (144a)
                             Zero Coupon, 11/1/06 ......   3,615,000       1,633
American Safety Razor, Sr. Notes, 9.875%, 8/1/05 .......   1,000,000       1,062
American Standard, Sr. Deb., 9.875%, 6/1/01750,000 .....         795
Ametek, Sr. Notes, 9.75%, 3/15/04 ......................     500,000         533
Anheuser-Busch, Notes, 6.90%, 10/1/02 ..................   2,000,000       2,006
Associates Corporation, Sr. Notes, 7.50%, 4/15/02 ......   1,300,000       1,347
Banca Commerciale Italiana, Sr. Sub. Notes
                                    8.25%, 7/15/07 .....   1,000,000       1,066
Banco Central, Sub. Notes, 7.50%, 6/15/05 ..............   1,000,000       1,019
Banesto (Delaware), Sub. Notes, 8.25%, 7/28/02 .........   2,000,000       2,120
Bankers Trust, Sub. Deb., 8.00%, 3/15/97 ...............     125,000         125
Banque Nationale De Paris, Sub. Notes, 9.875%, 5/25/98 .   1,000,000       1,049
BE Aerospace, Sr. Sub. Notes, 9.875%, 2/1/06 ...........     250,000         263
BF Saul REIT, Sr. Secured Notes, 11.625%, 4/1/02 .......     600,000         648
Boeing, Deb., 8.75%, 8/15/21 ...........................   2,000,000       2,354
British Columbia Hydro & Power, 12.50%, 9/1/13 .........     250,000         283
Brunos, Sr. Notes, 10.50%, 8/1/05 ......................     500,000         530
Burlington Industries, Notes, 7.25%, 9/15/05 ...........  $1,000,000    $    986
Burlington Northern Santa Fe, PTC, 7.33%, 6/23/10 ......   1,000,000       1,027
Celestica International, Gtd. Sr. Sub. Notes, (144a)
                                  10.50%, 12/31/06 .....     750,000         788
Century Telephone Enterprises, Sr. Notes, 8.25%, 5/1/24      500,000         522
Chancellor Broadcasting, Sr. Sub. Notes, 9.375%, 10/1/04     750,000         758
Chrysler Financial, Notes, 5.875%, 2/7/01 ..............   2,000,000       1,952
Citicorp Mortgage, 6.00%, 3/25/22 ......................     171,069         168
Coca-Cola Bottling Group, Sr. Sub. Notes
                                   9.00%, 11/15/03 .....     500,000         509
Coda Energy, Sr. Sub. Notes, (144a) 10.50%, 4/1/06 .....     250,000         263
Coin Machine, Sr. Notes, 11.75%, 11/15/05 ..............   1,000,000       1,082
Commercial & Power Industries, Sr. Sub. Notes
                                    12.00%, 8/1/05 .......... 1,000,000    1,112

Consolidated Cigar, Sr. Sub. Notes, 10.50%, 3/1/03 .......... 1,000,000    1,045
Container Corporation of America, Sr. Notes
                                     9.75%, 4/1/03 .......... 1,000,000    1,050
ContiFinancial, Sr. Notes, 8.375%, 8/15/03 .................. 1,000,000    1,030
Corestates Home Equity Loan
                                    5.10%, 3/15/09 ..........   416,183      405
                                    6.65%, 5/15/09 ..........   282,046      282
Countrywide Funding, MTN, 6.875%, 9/15/05 ...................   860,000      841
Courtyard by Marriott II, Sr. Secured Notes
                                    10.75%, 2/1/08 ..........   500,000      529
Cox Communication, Notes, 6.375%, 6/15/00 ................... 1,500,000    1,491
Dade International, 11.125%, 5/1/06 .........................   500,000      543
Dan River, Sr. Sub. Notes, 10.125%, 12/15/03 ................   750,000      758
Discover Credit Card, 7.85%, 11/21/00 ....................... 3,000,000    3,079
Dr Pepper Bottling, Sr. Disc. Notes, STEP
                   Zero Coupon, 2/15/98; 11.625%,
                                  2/15/98-2/15/03 ........... 1,250,000    1,175
Dr Pepper Bottling Texas, Sr. Notes, 10.25%, 2/15/00 ........   500,000      523
Dual Drilling, Sr. Sub. Notes, 9.875%, 1/15/04 ..............   500,000      540
Duke Power, 1st Mtg. Notes, 6.75%, 8/1/25 ................... 1,000,000      892
El Paso Electric, 1st Mtg. Notes, 8.90%, 2/1/06 .............   125,000      130
Equitable Resource, Deb., 7.75%, 7/15/26 .................... 2,000,000    2,067
Exxon Capital, 6.50%, 7/15/99 ...............................   500,000      503
Fairfax Financial, Notes, 7.75%, 12/15/03 ...................   800,000      822
Fairfax Financial Holdings, Notes, 8.30%, 4/15/26 ...........$1,500,000   $1,565
Federal Express, MTN, 9.95%, 8/15/06 ........................   500,000      587
Ferrellgas, Sr. Notes, 10.00%, 8/1/01 .......................   750,000      784
First Federal Financial, Notes, 11.75%, 10/1/04 .............   750,000      810
First Fidelity Bancorp, Deb., 8.50%, 4/1/98.................. 1,500,000    1,541
First Nationwide, Sr. Sub. Notes, (144a) 10.625%, 10/1/03....   500,000      540
Fleet/Norstar Financial Group, Sub. Notes
                                  8.625%, 1/15/07 ...........   800,000      883
Flores & Rucks, Sr. Sub. Notes, 9.75%, 10/1/06 ..............   275,000      292
Freeport-McMoRan Resource, Sr. Notes, 7.00%, 2/15/08 ........   900,000      858
Frontier Vision, Sr. Sub. Notes, 11.00%, 10/15/06 ...........   500,000      501
Fundy Cable, Sr. Secured 2nd Priority Notes
                                  11.00%, 11/15/05 ..........   500,000      530
Golden West Financial, Sub. Notes, 8.625%, 8/30/98 .......... 1,500,000    1,554
Grand Union, Sr. Notes, 12.00%, 9/1/04 ...................... 1,000,000    1,055
GTE Corporation, Deb., 9.375%, 12/1/00 ...................... 1,500,000    1,648
Gulf States Utilities, 5.375%, 2/1/97 .......................   500,000      500
Hawk, Sr. Notes, (144a), 10.25%, 12/1/03 ....................   350,000      357
Hayes Wheels, Sr. Sub. Notes, 11.00%, 7/15/06 ...............   750,000      818
Herff Jones, Sr. Sub. Notes, 11.00%, 8/15/05 ................ 1,125,000    1,209

Heritage Media, Sr. Sub. Notes, 11.00%, 6/15/02 ............. 1,000,000    1,062
HMC Acquisition Property, 9.00%, 12/15/07 ................... 1,000,000    1,015
Host Marriott Travel, Sr. Notes, 9.50%, 5/15/05 ............. 1,000,000    1,044
Imed, Sr. Sub. Notes, (144a), 9.75%, 12/1/06 ................ 1,075,000    1,094
Int'l Bank for Reconstruction & Development
                                  7.625%, 1/19/23 ........... 1,800,000    1,927
Intertek Finance, Sr. Sub. Notes, (144a), 10.25%, 11/1/06....   800,000      832
J. Q. Hammons Hotels, 1st Mtg. Notes, 8.875%, 2/15/04 ....... 1,000,000      988
Jordan Industries, Sr. Notes, 10.375%, 8/1/03 ...............   750,000      739
K & F Industries, Sr. Secured Notes, 11.875%, 12/1/03 .......   400,000      431
Keebler, Sr. Sub. Notes, 10.75%, 7/1/06 .....................   650,000      709
Kelley Oil & Gas, Sr. Sub. Notes, (144a)
                                         10.375%, 10/15/06      825,000      860
KFW International, MTN, 9.14%, 6/4/01 .......................   250,000      274
Kingdom of Thailand, 7.07%, 9/30/13 ......................... 1,000,000      942
Lear Seating
  Sub. Notes, 8.25%, 2/1/02 .................................   500,000      504
  Sr. Sub. Notes, 11.25%, 7/15/00 ...........................   250,000      256
Lehman Brothers, Notes, 8.875%, 3/1/02 ......................$1,500,000   $1,615
Liberty National Bank & Trust, Sub. Notes, 6.75%, 6/1/03 ....   500,000      488
Loehmann Holdings, Sr. Notes, 11.875%, 5/15/03 ..............   700,000      754
Long Island Lighting
  Deb., 7.50%, 3/1/07 .......................................   500,000      465
  Gen. & Ref. Bonds, 9.75%, 5/1/21 .......................... 1,100,000    1,175
Loral, Sr. Notes, 7.625%, 6/15/04 .......................   1,500,000      1,559
MAFCO, Sr. Sub. Notes, 11.875%, 11/15/02 ................     500,000        528
Maxus Energy, Sr. Notes, 9.375%, 11/1/03 ................     500,000        508
MAXXAM Group, Sr. Secured Notes, 11.25%, 8/1/03 .........     600,000        612
MBNA, MTN, 7.49%, 9/14/99 ...............................   3,000,000      3,081
McDonnell Douglas, Notes, 8.25%, 7/1/00 .................     500,000        524
Mesa Operating, 10.625%, 7/1/06 .........................     500,000        543
Methanex, Sr. Notes, 7.75%, 8/15/05 .....................   1,500,000      1,541
NGC, Sr. Notes, 6.75%, 12/15/05 .........................   1,000,000        984
Northrop-Grumman, Deb., 7.875%, 3/1/26 ..................   1,000,000      1,002
NYNEX, Deb., 9.55%, 5/1/10 ..............................   1,239,488      1,398
Ocwen Financial, Sr. Notes, 11.875%, 10/1/03 ............   1,000,000      1,092
Ornda Healthcorp, Sr. Sub. Notes, 11.375%, 8/15/04 ......     500,000        578
Outdoor Systems, Sr. Sub. Notes, 9.375%, 10/15/06 .......     750,000        773
Owens & Minor, Sr. Sub. Notes, 10.875%, 6/1/06 ..........   1,000,000      1,072
Owens-Illinois, Sr. Deb., 11.00%, 12/1/03 ...............   1,750,000      1,947
Pacific Bell, Deb .......................................
                                   7.375%, 7/15/43 ......   1,000,000        966
                                     7.50%, 2/1/33 ......   1,000,000        962
Petroleum Heat & Power, Sub. Notes, 10.125%, 4/1/03 .....     500,000        488
Pillowtex, Sr. Sub. Notes, (144a), 10.00%, 11/15/06 .....     475,000        489
Plains Resources, Sr. Sub. Notes, (144a), 10.25%, 3/15/06     200,000        214
Plastic Containers, 10.00%, 12/15/06 ....................     750,000        772

Players International, Sr. Notes, 10.875%, 4/15/05 ......     250,000        248
Portola Packaging, Sr. Notes, 10.75%, 10/1/05 ...........   1,000,000      1,043
Pricellular Wireless, Sr. Notes, (144a), 10.75%, 11/1/04      500,000        520
Province of Alberta, 9.25%, 4/1/00 ......................   1,000,000      1,085
Prudential Home, 6.90%, 3/25/23 .........................     293,923        293
Qantas Airways, Sr. Notes, 6.625%, 6/30/98 ..............   1,000,000      1,001
Quorum Health Group, Sr. Sub. Notes, 11.875%, 12/15/02 ..     500,000        550
Rayovac, Sr. Sub. Notes, 10.25%, 11/1/06 ................     750,000        769
Revlon Worldwide, Sr. Secured Disc. Notes
                              Zero Coupon, 3/15/98 ......     500,000        430
Rio Hotel & Casino, Sr. Sub. Notes, 10.625%, 7/15/05 ....  $  500,000   $    534
Rogers Cablesystem, Sr. Secured 2nd Priority Notes
                                   10.00%, 3/15/05 ......     750,000        799
Santander Financial, Sub. Notes, 6.375%, 2/15/11 ........   3,000,000      2,760
SD Warren, Sr. Sub. Notes, 12.00%, 12/15/04500,000 ......         540
Sea Containers Ltd., Sr. Sub. Deb., 12.50%, 12/1/04 .....     270,000        297
Sea-Land Services, Deb., 10.60%, 1/2/11 .................   1,550,000      1,640
Security Benefit Life, Notes, (144a), 8.75%, 5/15/16 ....   3,000,000      3,152
Silgan, Sr. Sub. Notes, 11.75%, 6/15/02 .................   1,000,000      1,065
Silgan Holdings, Sr. Disc. Deb., 13.25%, 12/15/02 .......     104,000        105
Southwest Airlines, Deb., 9.25%, 2/15/98 ................   1,650,000      1,702
Synthetic Industries, Sr. Sub. Deb., 12.75%, 12/1/02 ....     750,000        827
Tenneco, 6.70%, 12/15/05 ................................   1,000,000        958
Texaco Capital, Deb., 8.65%, 1/30/98 ....................   1,400,000      1,438
Texas Bottling Group, Sr. Sub. Notes, 9.00%, 11/15/03 ...     500,000        506
Time Warner Entertainment, Deb., 7.25%, 9/1/08 ..........     600,000        584
Travelers Aetna Property Casualty, 6.75%, 11/15/06 ......   1,500,000      1,477
Trump Atlantic City, 1st Mtg. Notes, 11.25%, 5/1/06 .....     900,000        891
U. S. Department of Veteran Affairs
                              Zero Coupon, 3/15/25 ......     968,509      1,062
UNC, Sr. Sub. Notes, 11.00%, 6/1/06 .....................   1,000,000      1,070
Union Bank Switzerland, Sub. Notes, 7.25%, 7/15/06 ......   1,000,000      1,019
United Artists, PTC, (144a), 9.30%, 7/1/15 ..............     843,001        786
United States Can, Sr. Sub. Notes, (144a)

                                 10.125%, 10/15/06 ......     475,000        499
Universal Outdoor, 9.75%, 10/15/06 ......................     300,000        310
Wal-Mart, Notes, 6.75%, 5/15/02 .........................   1,000,000      1,008
Westamerica Bank, Sub. Notes, 6.99%, 9/30/03 ............   1,500,000      1,483
Willamette Industries, MTN, 7.85%, 7/1/26 ...............   1,000,000      1,045
Total Corporate Bonds (Cost $  138,045)
                                                                         140,714

U.S. Government Mortgage-
Backed Securities  10.2%
Government National Mortgage Assn.
  I
                    6.00%, 1/15 - 5/15/24 ............     2,803,705     2,624
                 6.50%, 9/15/23 - 3/15/26 ............     8,490,254     8,150
               7.00%, 10/15/22 - 11/15/26 ............   $11,593,005   $11,375
                 7.50%, 9/15/22 - 5/15/26 ............    14,897,944    14,968
                8.00%, 6/15/17 - 11/15/25 ............    13,814,065    14,152
                 8.50%, 3/15/05 - 2/15/25 ............    10,049,501    10,511
                 9.00%, 5/15/16 - 6/15/25 ............     2,374,480     2,522
                 9.50%, 8/15/16 - 9/15/21 ............     1,520,834     1,650
               10.00%, 11/15/09 - 5/15/13 ............        41,537        46
                          10.50%, 5/15/15 ............        16,608        18
                11.00%, 3/15/10 - 1/15/20 ............     1,167,166     1,312
                11.50%, 3/15/10 - 3/15/16 ............     1,928,067     2,191
  II
                 8.50%, 6/20/25 - 6/20/26 ............    10,027,773    10,355
                 9.00%, 7/20/16 - 6/20/20 ............     1,006,951     1,067
                           9.50%, 8/20/22 ............       280,571       301
               10.00%, 10/20/16 - 1/20/22 ............       203,289       221
  Project Loan, I
                           8.50%, 1/15/27 ............       297,254       308
                          8.872%, 2/15/30 ............       681,951       699
                           8.95%, 5/15/35 ............     2,301,894     2,360
  GPM, I
                    9.50%, 8/15 - 9/15/09 ............       665,039       719
               10.75%, 1/15/16 - 12/15/17 ............       235,979       261
  ARM, II, 7.125%, 8/20/23 ..........................        242,759       248
Federal Home Loan Mortgage Assn ......................
                            8.00%, 3/1/17 ............        24,222        25
                          10.00%, 10/1/10 ............        86,038        93
                           10.50%, 9/1/15 ............        16,357        18
  CMO, 6.00%, 6/15/05 ................................       700,000       696
Federal National Mortgage Assn .......................
  REMIC
                           6.50%, 7/25/08 ............       957,878       913
                          7.50%, 10/25/19 ............     1,000,000     1,006
                          8.75%, 12/25/04 ............       435,352       437
Total U.S. Government Mortgage-Backed Securities (Cost$89,047)
                                                                        89,246

U.S. Government Obligations/
Agencies  12.7%

Federal Home Loan Banks, 6.34%, 10/19/05 ............    $ 4,875,000    $  4,767
Federal National Mortgage Assn
                                  5.80%, 12/10/03 ...     13,000,000      12,470
                                   6.25%, 8/12/03 ...      3,000,000       2,907
                                   8.45%, 7/12/99 ...      4,000,000       4,217
Tennessee Valley Authority

                                   8.25%, 9/15/34 ...        435,000         450
U.S. Treasury Bonds

                                   6.00%, 2/15/26 ...      3,865,000       3,518
                                  6.50%, 11/15/26 ...      7,000,000       6,870
                                  7.125%, 2/15/23 ...     12,500,000      13,051
                        8.125%, 8/15/19 - 8/15/21 ...      3,300,000       3,830
                                   8.75%, 5/15/20 ...      2,100,000       2,585
                                 10.625%, 8/15/15 ...        200,000         283
                                  11.25%, 2/15/15 ...      1,500,000       2,215
                                  11.75%, 2/15/01 ...        200,000         240
                                 13.125%, 5/15/01 ...        200,000         252
U.S. Treasury Notes

                                  6.375%, 1/15/00 ...     11,800,000      11,903
                                   6.50%, 4/30/99 ...      5,000,000       5,061
                         7.00%, 4/15/99 - 7/15/06 ...      5,700,000       5,836
                                   7.50%, 5/15/02 ...      3,250,000       3,436
                         7.75%, 1/31/00 - 2/15/01 ...     11,000,000      11,536
                                   8.00%, 5/15/01 ...     12,000,000      12,823
                                   8.25%, 7/15/98 ...      1,300,000       1,346
                                   8.75%, 8/15/00 ...      2,000,000       2,168

Total U.S. Government Obligations/Agencies (Cost $   110,856)
                                                                         111,764

Short-Term Investments  1.3%
Commercial Paper  1.3%
Investments in Commercial Paper
through a joint account
                             6.75 - 7.10%, 1/2/97    6,104,241    6,103
Morgan Stanley Group, VR, 5.75%, 1/20/97 ........    5,000,000    5,006
Total Short-Term Investments (Cost $ 11,109)
                                                                 11,109
  Total Investments in Securities
99.3% of Net Assets (Cost $704,710) .............            $  869,975
Other Assets Less Liabilities ...................                 5,998
NET ASSETS ......................................            $  875,973

Net Assets Consist of:
Accumulated net investment income -
net of distributions ............................            $      480
Accumulated net realized gain/loss -
net of distributions ............................                   988
Net unrealized gain (loss) ......................               165,262
Paid-in-capital applicable to 60,506,582
shares of $0.01 par
value capital stock outstanding;
1,000,000,000 shares authorized .................               709,243
NET ASSETS ......................................            $  875,973
NET ASSET VALUE PER SHARE .......................                $14.48

*    Non-income producing
ARM  Adjustable rate mortgage
CMO  Collateralized Mortgage Obligation
GPM  Graduated payment mortgage
MTN  Medium term note
PTC  Pass-through certificate
REMIC Real Estate Mortgage Investment Conduit
REIT Real Estate Investment Trust
STEP Stepped Coupon Bond
VR   Variable rate
144a Security was purchased  pursuant to Rule 144a under the  Securities  Act of
     1933 and may not be resold subject to that rule except to qualified institutional buyers N total of such securities at year-end amounts to 1.47% of net assets.
AUD  Australian dollar
BEF  Belgian franc
CHF  Swiss franc
DEM  German deutschemark
DKK  Danish krone
FIM  Finnish mark
FRF  French franc
GBP  British sterling
HKD  Hong Kong dollar
ITL  Italian lira
JPY  Japanese yen
MXN  Mexican peso
MYR  Malaysian ringgit
NLG  Dutch guilder
NOK  Norwegian krone
NZD  New Zealand dollar
SEK  Swedish krona
SGD  Singapore dollar
L    Local registered shares
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Operations
--------------------------------------------------------------------------------
In thousands
                                                                            Year
                                                                           Ended
                                                                        12/31/96
--------------------------------------------------------------------------------
Investment Income
Income
      Interest ..............................................         $  27,376
      Dividend ..............................................             8,358
      Total income ..........................................            35,734
Expenses
      Investment management .................................             3,765
      Shareholder servicing .................................             2,507
      Custody and accounting ................................               269
      Registration ..........................................               113
      Prospectus and shareholder reports ....................                94
      Legal and audit .......................................                18
      Directors .............................................                14
      Miscellaneous .........................................                12
      Total expenses ........................................             6,792
Net investment income .......................................            28,942
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
      Securities ............................................             1,514
      Futures ...............................................             5,563
      Foreign currency transactions .........................               (27)
      Net realized gain (loss) ..............................             7,050
Change in net unrealized gain or loss on
      Securities ............................................            71,738
      Other assets and liabilities
      denominated in foreign currencies .....................                 5
      Change in net unrealized gain or loss .................            71,743
Net realized and unrealized gain (loss) .....................            78,793
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS ......................................         $ 107,735
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands
                                                              Year
                                                             Ended
                                                          12/31/96     12/31/95
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
Operations
      Net investment income ...........................  $  28,942    $  19,770
      Net realized gain (loss) ........................      7,050        5,809
      Change in net unrealized gain or loss ...........     71,743       86,445
      Increase (decrease) in net assets from operations    107,735      112,024
Distributions to shareholders
      Net investment income ...........................    (28,540)     (19,706)
      Net realized gain ...............................     (7,546)      (7,187)
      Decrease in net assets from distributions .......    (36,086)     (26,893)
Capital share transactions *
      Shares sold .....................................    351,508      176,699
      Distributions reinvested ........................     33,200       23,920
      Shares redeemed .................................   (188,611)     (69,962)
      Increase (decrease) in net assets from capital
      share transactions ..............................    196,097      130,657
Net equalization ......................................        139          297
Net Assets
Increase (decrease) during period .....................    267,885      216,085
Beginning of period ...................................    608,088      392,003
End of period .........................................  $ 875,973    $ 608,088
*Share information
     Shares sold ......................................     25,935       14,638
     Distributions reinvested .........................      2,382        1,911
     Shares redeemed ..................................    (13,802)      (5,735)
     Increase (decrease) in shares outstanding ........     14,515       10,814
================================================================================

The accompanying notes are an integral part of these financial statements.

================================================================================
Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

     T. Rowe Price Balanced Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company.

Valuation

     Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their amortized cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities

     for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation

     Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Premiums and Discounts

     Premiums and discounts on debt securities, other than mortgage-backed securities, are amortized for both financial reporting and tax purposes. Premiums and discounts on mortgage-backed securities are recognized upon principal repayment as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

Other

     Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. The fund follows the practice of equalization under which undistributed net investment income per share is unaffected by fund shares sold or redeemed.

NOTE 2 - INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Commercial Paper Joint Account

     The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

Securities Lending

     To earn additional income, the fund lends its securities to approved brokers. At December 31, 1996, the market value of securities on loan was $83,128,000, which was fully collateralized with cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

Other

     Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $234,966,000 and $71,259,000, respectively, for the year ended December 31, 1996. Purchases and sales of U.S. government securities aggregated $163,585,000 and $88,284,000, respectively, for the year ended December 31, 1996.

NOTE 3 - FEDERAL INCOME TAXES
--------------------------------------------------------------------------------

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1996. The results of operations and net assets were not affected by the reclassifications.

================================================================================
Undistributed net investment income                                   $(136,000)
Paid-in-capital                                                         136,000
--------------------------------------------------------------------------------

     At December 31, 1996, the aggregate cost of investments for federal income tax and financial reporting purposes was $704,710,000, and net unrealized gain aggregated $165,265,000, of which $177,306,000 related to appreciated investments and $12,041,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS
--------------------------------------------------------------------------------

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $355,000 was payable at December 31, 1996. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.15% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.305% for assets in excess of $50 billion. At December 31, 1996, the effective annual group fee rate was 0.33%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides sub accounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $2,312,000 for the year ended December 31, 1996, of which $205,000 was payable at period-end.

     During the year ended December 31, 1996, the fund, in the ordinary course of business, paid commissions of $18,000 to, and placed security purchase and sale orders aggregating $4,003,000 with, certain affiliates of the manager in connection with the execution of various portfolio transactions.

================================================================================
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of
T. Rowe Price Balanced Fund, Inc.

     We have audited the accompanying statement of net assets of T. Rowe Price Balanced Fund, Inc., as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended for the period November 1, 1992 to December 31, 1992 and for the year ended October 31, 1992. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Balanced Fund, Inc., as of December 31, 1996, the results of its operations, the changes in its net assets and financial highlights for each of the respective periods stated in the first paragraph, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
Baltimore, Maryland
January 20, 1997

================================================================================
T. Rowe Price Shareholder Services
================================================================================
================================================================================
Investment Services And Information
--------------------------------------------------------------------------------

Knowledgeable Service Representatives
--------------------------------------------------------------------------------

By Phone

     Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person

     Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

Automated 24-Hour Services
--------------------------------------------------------------------------------

Tele*Access [Registration Mark]

     Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

T.Rowe Price OnLine

     Through a personal computer via dial-up modem, you can replicate all the services available on Tele*Access plus conduct transactions in your Discount Brokerage and Variable Annuity Accounts.

Account Services
--------------------------------------------------------------------------------

Checking

     Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing

     Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

Automatic Withdrawal

     If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options

     Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

DISCOUNT BROKERAGE*
--------------------------------------------------------------------------------

Investments Available

     You can trade stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

To Open an Account

     Call a shareholder service representative for more information.

Investment Information
--------------------------------------------------------------------------------

Combined Statement

     A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by typeNstock, bond, and money market. Detail pages itemize account transactions by fund.

Shareholder Reports

     Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report

     This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update

     This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights

     This library of information includes reports on mutual fund tax issues, investment strategies, and financial markets.

Detailed Investment Guides

     Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, and Retirement Planning Kit (also available on disk for PC use) can help you determine and reach your investment goals.

*    A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

================================================================================
T. Rowe Price Mutual Funds
================================================================================
================================================================================
Mutual Funds
--------------------------------------------------------------------------------

Stock Funds
================================================================================

Domestic
--------------------------------------------------------------------------------
Balanced
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Dividend Growth
Equity Income
Equity  Index
Financial  Services
Growth & Income
Growth Stock
Health Sciences
Mid-Cap  Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
OTC
Science   &   Technology
Small-Cap   Value*
Spectrum   Growth
Value

International/Global
--------------------------------------------------------------------------------
European  Stock
Global  Stock
International  Discovery
International  Stock
Japan
Latin  America
New  Asia
Spectrum  International

Bond Funds
================================================================================

Domestic Taxable
--------------------------------------------------------------------------------
Corporate Income
GNMA
High Yield
New Income
Short-Term  Bond
Short-Term  U.S.  Government
Spectrum Income
Summit GNMA
 Summit  Limited-Term Bond
U.S.  Treasury  Intermediate
U.S. Treasury Long-Term

Domestic   Tax-free
--------------------------------------------------------------------------------
California   Tax-Free  Bond
Florida   Insured Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland  Short-Term  Tax-Free Bond
Maryland  Tax-Free  Bond
New Jersey  Tax-Free Bond
New York Tax-Free Bond
Summit Municipal  Income
Summit  Municipal  Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Insured Intermediate Bond
Tax-Free  Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

International/Global
--------------------------------------------------------------------------------
Global Government Bond
Emerging Markets Bond
International Bond

Money Market
================================================================================

Taxable
--------------------------------------------------------------------------------
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free
--------------------------------------------------------------------------------
California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

Blended Asset
================================================================================

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

T. Rowe Price No-Load Variable Annuity
================================================================================

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

     Please call for a prospectus. Read it carefully before you invest or send money.

================================================================================
T. Rowe Price Discount Brokerage
================================================================================
================================================================================
Discount Brokerage
A Division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC
--------------------------------------------------------------------------------

     This low-cost service gives you the opportunity to easily consolidate all your investments with one company. Through T. Rowe Price Discount Brokerage, you can buy and sell individual securities-stocks, bonds, options, and others-at considerable commission savings. We also provide a wide range of services, including:

Automated Telephone and Computer Services

     You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.*

Investor Information

     A variety of informative reports, such as our Brokerage Insights series, S&P Market Month newsletter, and optional S&P Stock Reports, can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment

     Service Virtually all stocks held in customer accounts are eligible for this service, free of charge.

* Discount applies to our current commission schedule; subject to our $35 minimum commission.

                      For yield, price, last transaction,
                         current balance, or to conduct
                         transactions, 24 hours, 7 days
                          a week, call Tele*Access(R):
                            1-800-638-2587 toll free

                                 For assistance
                               with your existing
                              fund account, call:
                           Shareholder Service Center
                            1-800-225-5132 toll free
                            625-6500 Baltimore area

                          To open a Discount Brokerage
                         account or obtain information,
                         call: 1-800-638-5660 toll free

                               Internet address:
                           http://www.troweprice.com

                            T. Rowe Price Associates
                             100 East Pratt Street
                            Baltimore, Maryland 21202

                         This report is authorized for
                        distribution only to shareholders
                        and to others who have received
                        a copy of the prospectus of the
                          T. Rowe Price Balanced Fund.

                               Investor Centers:
                              101 East Lombard St.
                              Baltimore, MD 21202

                                 T. Rowe Price
                                Financial Center
                              10090 Red Run Blvd.
                             Owings Mills, MD 21117

                                Farragut Square
                             900 17th Street, N.W.
                             Washington, D.C. 20006

                                   ARCO Tower
                                   31st Floor
                              515 South Flower St.
                             Los Angeles, CA 90071

                              4200 West Cypress St.
                                   10th Floor
                                 Tampa, FL 33607
              T. Rowe Price Investment Services, Inc., Distributor.
                                RPRTBAL  12/31/96